Exhibit 99.1

News Release

Contacts:	Media Eva Radtke +1 212 635 1504 eva.radtke@bnymellon.com	Analysts Valerie Haertel +1 212 635 8529 valerie.haertel@bnymellon.com

BNY Mellon Announces Organizational Changes

Thomas Gibbons Appointed CEO of Clearing, Markets and Client Management

Five new appointees to the Executive Committee:

Michael Santomassimo Appointed Chief Financial Officer;

Hani Kablawi Appointed CEO of Global Asset Servicing and Chairman of EMEA;

Francis La Salla Appointed CEO of Issuer Services;

Lisa Dolly as CEO of Pershing;

Brian Ruane as CEO of Government Securities Services Corp;

Newly-created strategic role: Head of Digital

As a result of the new organizational and leadership structure, Brian Shea to leave BNY Mellon

NEW YORK, November 13, 2017 — The Bank of New York Mellon Corporation (“BNY Mellon”) (NYSE: BK) announced today a new organizational and leadership structure, effective January 1, 2018.

The new organizational structure creates three new business units under our Investment Services segment: 1) Clearing, Markets and Client Management, 2) Asset Servicing, and 3) Issuer Services. The new units will combine businesses under common leadership that have natural connections and intersections with clients and will work closely together in developing comprehensive solutions. The new structure also allows for more client and business representation on the Executive Committee, the company’s most senior management group.

Charlie Scharf, Chief Executive Officer, said, “The organizational and leadership changes announced today will position BNY Mellon for a heightened focus on serving our clients. The flatter hierarchy positions us to be more responsive to client needs, reduces complexity, increases efficiency and allows for faster decision-making. The business units will have increased accountability for delivering solutions for clients and driving financial performance. Overall, these changes will help drive sustainable, profitable growth and higher returns for our shareholders.”

Thomas (“Todd”) Gibbons has been appointed CEO of Clearing, Markets and Client Management which will include Pershing, Markets, Government Securities Services Corp., Treasury Services and Commercial Payments, Credit Services and Regional Management. This new group brings together all market and credit risk activities where we continue to have multiple opportunities to build more integrated solutions for our clients. Mr. Gibbons will remain on the Executive Committee.

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On Mr. Gibbons’ appointment, Mr. Scharf commented, “Todd has done an incredible job in his 9 years as CFO of the firm. His intelligence, knowledge of our businesses, and business acumen have made him an important part of our success. We see tremendous opportunities in the businesses which will now report to Todd and I’m thrilled to have Todd in a position to drive these opportunities for us.”

Reporting to Mr. Gibbons will be Lisa Dolly who will continue to lead Pershing, Michelle Neal who will continue to lead Markets, and Brian Ruane who will continue to lead Government Securities Services Corp. – all will be members of the Executive Committee. Ian Stewart will continue to lead Treasury Services and Commercial Payments, Jeff Landau will continue to lead Credit Services, Adriano Koelle will remain Chairman of Latin America, and David Cruikshank will remain Chairman of APAC and a member of the Executive Committee.

Michael Santomassimo has been appointed Chief Financial Officer, succeeding Mr. Gibbons. Mr. Santomassimo has been CFO of Investment Services since July 2016. Prior to joining BNY Mellon, Mr. Santomassimo spent 11 years at JPMorgan Chase & Co. in a number of key finance leadership roles including as Chief Financial Officer, Banking, which included Investment Banking (Advisory and Equity & Debt Capital Markets), as well as Treasury Services. He also served as Chief Financial Officer, Technology & Operations, for the same division at JPMorgan Chase & Co., Chief Financial Officer of Worldwide Securities Services and CFO of the US Private Bank.

Commenting on Mr. Santomassimo’s appointment, Mr. Scharf said, “Mike has done a terrific job since joining BNY Mellon. His extensive expertise in finance, accounting, strategy and financial reporting, as well as business and operational management in global institutional servicing and wealth management, will greatly contribute to BNY Mellon’s development over the coming years. He has a strategic mindset and demonstrated success in building and leading finance teams which will be important in driving our business forward.”

Hani Kablawi, currently Head of Investment Services, EMEA, will become CEO of Global Asset Servicing and Chairman of EMEA, and will join the Executive Committee.

Francis (“Frank”) La Salla, currently CEO, Corporate Trust, will become CEO of Issuer Services (to include Corporate Trust and Depositary Receipts) and will join the Executive Committee.

Doug Shulman will continue to lead Operations, reporting to Mr. Scharf, and will remain on the Executive Committee.

The Executive Committee will also include a new Head of Digital, reporting to Mr. Scharf. As is the case with most businesses today, technology provides BNY Mellon with more ways than ever to provide advanced services to its clients and drive dramatically improved quality and efficiency. While there are many efforts across the company, BNY Mellon has an opportunity to be bolder in its approach and more consistent in its work in an aggressive pursuit of better solutions for its clients. The company, and ultimately its clients, will benefit from expert leadership with deep knowledge of the business application of data management and analytics, artificial intelligence and machine learning. This function will work with business leaders to understand how to best serve its clients in becoming a digitally focused organization.

As a consequence of the flatter organizational structure and business unit re-alignment, Brian Shea, CEO of Investment Services, will be leaving the company, effective December 31, 2017. Commenting on Mr. Shea, Mr. Scharf said, “Brian has contributed greatly to the success of Pershing over his 34-year career at the company. He has been instrumental in positioning Pershing as a market leader. In addition, he has been an important driver of the progress at BNY Mellon. The businesses he has led are stronger today due to his leadership. All of us thank Brian for his dedication to the firm over many years, and we wish him the best in his future endeavors.”

Mr. Scharf concluded, “Our new organizational and leadership structure is the logical next step as we continue on our journey of driving improved results. We are focused on increasing our sense of urgency inside the company, ensuring we are delivering all of our capabilities to our clients, and using technology aggressively to achieve our goals. I am excited to welcome Mike, Hani, Frank, Lisa and Brian to our Executive Committee and look forward to working with them and the other members of the team.”

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News Release

Executive Team

Effective January 1, 2018, the composition of the Executive Committee will be as follows:

Charlie Scharf	Chief Executive Officer

Thomas (“Todd”) Gibbons	Clearing, Markets and Client Management (includes Government Securities Services Corp., Treasury Services and Commercial Payments, Credit Services and Regional Management)

Lisa Dolly	Pershing

Michelle Neal	Markets

Brian Ruane	Government Securities Services Corp.

David Cruikshank	Asia Pacific

Hani Kablawi	Global Asset Servicing and Chairman of EMEA

Francis (“Frank”) La Salla	Issuer Services (includes Corporate Trust and Depositary Receipts)

Mitchell Harris	Investment Management

Doug Shulman	Operations

Michael Santomassimo	Finance

Kevin McCarthy	Legal

James Wiener	Risk and Compliance

Monique Herena	Human Resources

Bridget Engle	Technology

To Be Announced	Digital

The Bank of New York Mellon Corporation (“BNY Mellon”) is a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries and more than 100 markets. As of Sept. 30, 2017, BNY Mellon had $32.2 trillion in assets under custody and/or administration, and $1.8 trillion in assets under management. BNY Mellon can act as a single point of contact for clients looking to create, trade, hold, manage, service, distribute or restructure investments. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation (NYSE: BK). Additional information is available on www.bnymellon.com. Follow us on Twitter @BNYMellon or visit our newsroom at www.bnymellon.com/newsroom for the latest company news.

Thomas (“Todd”) P. Gibbons

Todd Gibbons, Chief Financial Officer, has been appointed CEO, Clearing, Markets and Client Management, effective January 1, 2018.

For the last 9 years, Todd has served as CFO and has also held responsibility for the regions. Previously, he was Chief Risk Officer, overseeing credit, operational and market risk management of the company and The Bank of New York for nearly a decade. Under his leadership, The Bank of New York dramatically enhanced its risk profile in the years leading up to the merger with Mellon Financial.

He also served as CFO of The Bank of New York for almost a year prior to the merger.

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Todd first joined The Bank of New York in 1986 and held top management positions in the capital markets business, including head of global treasury, with responsibility for asset and liability management, funding, money market trading, swaps and derivative products.

Prior to joining The Bank of New York, Todd was assistant treasurer at Handy and Harman, a leading refiner, processor and fabricator of precious metals.

He is a member of BNY Mellon’s Executive Committee, the organization’s most senior management body, and chairman of the company’s Benefits Investment Committee. Todd serves on the advisory board of Wake Forest University’s Business School.

Todd holds a B.S. in Business Administration from Wake Forest University and an MBA from Pace University.

Lisa A. Dolly

Lisa Dolly is the Chief Executive Officer of Pershing, a BNY Mellon company, and the chair of Pershing’s Executive Committee. Ms. Dolly will become a member of the company’s Executive Committee, effective January 1, 2018.

During her 25 years at Pershing, Lisa has been COO, has had responsibility for the firm’s managed investment business and Lockwood Advisors, Inc., and has held leadership positions in nearly every area of the firm, from Account Management and Client Service to Global Operations. She was also the firm’s chief administrative officer with leadership responsibility for Legal, Compliance, and People Services. She began her career in the Corporate Trainee program.

Lisa has served as chairperson of the Securities Industry and Financial Markets Association (SIFMA) Operations and Technology Steering Committee and has served on cross-industry committees with DTCC.

Lisa earned a Bachelor of Arts degree in Economics from Rutgers University and completed the Securities Industry Institute® program, sponsored by SIFMA, at the Wharton School of the University of Pennsylvania.

Brian Ruane

Brian Ruane is the Chief Executive Officer of BNY Mellon Government Securities Services Corp. He is a member of the Executive Committee for Pershing LLC and Pershing Limited. Brian is also responsible for Broker-Dealer Services, and The Banks, Broker-Dealers and Advisors & Alternative Asset Manager client segments. Brian is a member of The Board of Directors of Promontory Interfinancial Network. Mr. Ruane will become a member of the company’s Executive Committee, effective January 1, 2018.

Previously, Brian was the CEO of BNY Mellon’s Alternative Investment Services. Prior to that, he was co-head of Pershing Prime Services, CEO Derivative Clearing and Head of Global Client Management, North America. Brian previously served on The Federal Reserve Bank of New York’s Working Committee on The Future of The U.S. Government Securities Markets.

Brian is a member of The Dean’s Advisory Board of The Zarb School of Business, New York. Brian is a graduate of The Chartered Association of Certified Accountants (UK) and received his Master of Business Administration Degree in International Banking and Finance from The Zarb School of Business in New York.

Michael P. Santomassimo

Michael Santomassimo, Chief Financial Officer (CFO) for Investment Services, has been appointed Chief Financial Officer, effective January 1, 2018. Mr. Santomassimo will become a member of the company’s Executive Committee.

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Michael has more than 20 years of diverse banking and investments experience with JPMorgan and Smith Barney. Most recently, he was CFO for Banking at JPMorgan, which included Investment Banking (Advisory and Equity & Debt Capital Markets), as well as Treasury Services. His notable accomplishments included improving profitability and leading change in key financial reporting and planning processes. In addition, he was CFO of JPMorgan’s Securities Services & US Private Banking businesses and ran the strategy and finance team for Smith Barney’s brokerage division.

Michael earned his bachelor’s degree in finance from The American University and an executive MBA from New York University.

Hani Kablawi

Hani Kablawi, CEO of EMEA Investment Services, has been appointed CEO, Global Asset Servicing and Chairman of Europe, Middle East and Africa region, effective January 1, 2018. Mr. Kablawi will become a member of the company’s Executive Committee.

Hani serves on BNY Mellon’s European bank and UK bank boards, and on the management committee of the London branch of The Bank of New York Mellon Corporation.

Hani joined The Bank of New York in 1997 and has had held a number of client, regional and business management roles in New York, Abu Dhabi, Dubai and London. Before joining The Bank of New York, Hani worked for HSBC and Mashreqbank in New York.

Hani earned a Bachelor of Business Administration in 1989 and a Master of Arts in Finance in 1990, both from The University of Iowa. He became a Chartered Financial Analyst in 1993.

Francis (“Frank”) J. La Salla

Frank La Salla, Chief Executive Officer of BNY Mellon’s Corporate Trust business, has been appointed CEO, Issuer Services, effective January 1, 2018. Mr. La Salla will become a member of the company’s Executive Committee.

Prior to his current role, Frank was CEO of BNY Mellon’s Alternative Investment Services and Structured Products business. Previously, Frank was a member of the Executive Committee of Pershing LLC, a BNY Mellon company, where he was co-head of Global Client Relationships and head of Trading Services. Later, Frank oversaw the international financial institutions conducting business on Pershing’s US platform and was responsible for all business activities outside the US and for Pershing’s corporate development activity. Prior to The Bank of New York’s acquisition of Pershing in May 2003, Frank was president and COO of BNY Clearing Services LLC.

Frank was previously CEO of BHF Securities Corporation, the U.S. broker-dealer subsidiary of Germany’s BHF Bank AG, and COO of Société Générale Securities, responsible for developing the French financial institution’s U.S. brokerage business.

Frank, who has numerous industry registrations and is an active member of the Financial Industry Regulatory Authority’s Board of Arbitrators, also represents BNY Mellon on the boards of Euroclear plc., and Euroclear SA/NV and the Managed Funds Association.

Frank earned a Bachelor of Science degree in Economics from The City University of New York and a Master of Business Administration in Finance from Wagner College. He also holds a Master of Arts in Theology from Fordham University.

The information presented in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, BNY Mellon’s plans, value creation, business model and technology. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond BNY Mellon’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, the Quarterly Report on Form 10-Q for the period ended September 30, 2017 and BNY Mellon’s other filings with the Securities and Exchange Commission. All statements in this news release speak only as today, and BNY Mellon undertakes no obligation to update any statement to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.